UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2008

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Mark Stenberg resigned as a director, officer and employee of the Company on September 19, 2008. The Company and Mr. Stenberg entered into a Consulting Agreement for the period from September 19, 2008 through December 31, 2008 (the “Stenberg Consulting Agreement”) and a Resignation Agreement and General Release and Waiver (the “Stenberg Resignation Agreement”). Each agreement is dated September 19, 2008 but is revocable by Mr. Stenberg until September 26, 2008. Mr. Stenberg’s resignation is not revocable.

Under the Stenberg Consulting Agreement, the Company agreed to pay to Mr. Stenberg $19,250 per month through December 31, 2008, and to provide to Mr. Stenberg health benefits through September 30, 2009 at the same cost that Mr. Stenberg would have paid as an employee through September 30, 2009. The Resignation Agreement contains cross releases by the Company and Mr. Stenberg that are subject to certain exceptions, and confirms confidentiality covenants (subject to an exception) and non-compete covenants that are contained in a Confidentiality and Non-Compete Agreement dated August 25, 2006. The Stenberg Resignation Agreement also releases 1,427,083 shares of common stock that are owned by Mr. Stenberg from restrictions on sale that were imposed on these shares by an Amended and Restated Merger Agreement dated August 25, 2006 (the “Merger Agreement”). The Confidentiality and Non-Compete Agreement and the Merger Agreement are exhibits to a Report on Form 8-K that was filed by the Company on August 29, 2006.

Mr. Michael Fink and Mr. Gerard Butler resigned as Co-Chief Operating Officers on September 23, 2008. The Company entered into a consulting agreement with Mr. Fink dated September 24, 2008 (the “Michael Fink Consulting Agreement”) under which Mr. Fink will be paid $15,000 per month, subject to certain adjustments. The Agreement is terminable by either party on 30 days’ notice.

The foregoing is only a brief summary of certain provisions of the Stenberg Resignation Agreement, the Stenberg Consulting Agreement and the Michael Fink Consulting Agreement, and is qualified in its entirety by reference to the agreements, copies of which are attached as Exhibits and are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mark Stenberg resigned as a director, officer and employee of the Company on September 19, 2008. Mr. Michael Fink and Mr. Gerard Butler resigned as Co-Chief Operating Officers on September 23, 2008.

Reference is made to Item 1.01 for information on a Resignation Agreement and General Release and Waiver and a Consulting Agreement between the Company and Mark Stenberg each dated September 19, 2008, and on a Consulting Agreement between the Company and Michael Fink dated September 24, 2008.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.01	Resignation Agreement and General Release and Waiver dated September 19, 2008 with Mark Stenberg
10.02	Consulting Agreement dated September 19, 2008 with Mark Stenberg
10.03	Consulting Agreement dated September 24, 2008 with Michael Fink

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc. (Registrant)

Date: September 25, 2008	By:	/s/ Michael A. Zeher
Michael A. Zeher
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.01	Resignation Agreement and General Release and Waiver dated September 19, 2008 with Mark Stenberg
10.02	Consulting Agreement dated September 19, 2008 with Mark Stenberg
10.03	Consulting Agreement dated September 24, 2008 with Michael Fink